EXHIBIT 10.5

Execution Copy

SECOND AMENDMENT, dated as of June 17, 2010 (this “Amendment”), to the Credit Agreement, dated as of November 28, 2006 (as amended and restated as of May 22, 2007, the ‘‘Credit Agreement”), among POLO RALPH LAUREN CORPORATION, a Delaware corporation (the ‘‘Borrower”), POLO JP ACQUI B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands with its corporate seat in Amsterdam, the Netherlands (the “Term Borrower”), the several lenders from time to time parties thereto (collectively, the “Lenders”) and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

W I T N E S S E T H :

WHEREAS, the Borrower, the Term Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Borrower and the Term Borrower have requested that the Credit Agreement be amended as set forth herein; and

WHEREAS, the Lenders are willing to agree to such amendment on the terms set forth herein;

NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

1. Defined Terms.  Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein (and in the recitals hereto) as defined terms are so used as so defined

2. Amendments to Section 1.01.  (a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definition in proper alphabetical order:

‘‘Fitch” means Fitch Ratings Inc.

(b) Section 1.01 of the Credit Agreement is hereby amended by deleting therefrom the definition of “Permitted Investments” and substituting therefor the following:

‘‘Permitted Investments”  means:

(a) direct obligations of, or obligations the principal of and interest on which are directly and fully guaranteed or insured by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America);

(b) investments in commercial paper having, at such date of acquisition, a credit rating of at least A-2 from S&P or P-2 from Moody’s;

(c) investments in certificates of deposit, Eurocurrency time deposits, banker’s acceptances and time deposits maturing within three years from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any Lender or any commercial bank which has a combined capital and surplus and undivided profits of not less than $100,000,000;

(d) repurchase agreements with a term of not more than 180 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above;

(e) securities with maturities of three years or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States or by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth or territory, political subdivision, taxing authority or foreign government (as the case may be) are rated, at such date of acquisition, at least A by S&P or A2 by Moody’s;

(f) securities with maturities of three years or less from the date of acquisition backed by standby letters of credit issued by any Lender or any commercial bank satisfying the requirements of clause (c) of this definition;

(g) shares of money market funds that (i) comply with the criteria set forth in (a) Securities and Exchange Commission Rule 2a-7 under the Investment Company Act of 1940 or (b) Securities and Exchange Commission Rule 3c-7 under the Investment Company Act of 1940 and (ii) have portfolio assets of at least (x) in the case of funds that invest exclusively in assets satisfying the requirements of clause (a) of this definition, $250,000,000 and (y) in all other cases, $500,000,000;

(h) in the case of investments by any Foreign Subsidiary, obligations of a credit quality and maturity comparable to that of the items referred to in clauses (a) through (g) above that are available in local markets; and

(i) corporate debt obligations with a Moody’s, S&P, or Fitch rating of Aa3/AA-/AA- or better, or their equivalent, as follows:

(i) corporate notes and bonds; and

(ii) medium term notes.

3. Effectiveness of Amendment.  This Amendment shall become effective as of the date the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Term Borrower and Lenders having Revolving Credit Exposures, unused Commitments and outstanding Term Loans representing more than 50% of the sum of the total Revolving Credit Exposures, unused Commitments and outstanding Term Loans.

4. Representations and Warranties.  On and as of the date hereof, the Borrower and the Term Borrower hereby confirm, reaffirm and restate the representations and warranties set forth in Article III of the Credit Agreement mutatis mutandis, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Borrower and the Term Borrower hereby confirm, reaffirm and restate such representations and warranties as of such earlier date.

5. Continuing Effect; No Other Amendments.  Except as expressly provided herein, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect.

6. Counterparts.  This Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile or electronic transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

7. GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered in New York, New York by their proper and duly authorized officers as of the day and year first above written.

POLO RALPH LAUREN CORPORATION

By:
Name:
Title:

POLO JP ACQUI B.V.

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:
Name:
Title:

[LENDER]

By:
Name:
Title:

SECOND AMENDMENT TO POLO RALPH LAUREN CORPORATION CREDIT AGREEMENT DATED AS OF NOVEMBER 28, 2006

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